UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2015

Vishay Precision Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Form 8-K/A amends the Current Report on Form 8-K furnished by Vishay Precision Group, Inc. (the “Company”) on February 11, 2015 (the “Original Form 8-K”).

Item 2.02    Results of Operations and Financial Condition.

On February 11, 2015, the Company furnished the Original Form 8-K and included as an exhibit thereto a Press Release announcing its financial results for the quarter and year ended December 31, 2014 and related information (the “Original Earnings Release”). This Form 8-K/A is being furnished to report the final financial results for the quarter and year ended December 31, 2014, as described below.
The Company has revised its Original Earnings Release and the Consolidated Balance Sheet, Statements of Operations, and Statements of Cash Flows contained therein to give effect to the final financial results for the quarter and year ended December 31, 2014 (the “Revised Earnings Release”). The Revised Earnings Release replaces the Original Earnings Release and has been re-posted on the Company’s website and is furnished as Exhibit 99.1 to this Form 8-K/A.

The information under this Item 2.02 of this report, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 11, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: March 11, 2015	By:	/s/ William M. Clancy
Name: William M. Clancy
Title: Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 11, 2015.